UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 31, 2025
P3 Health Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40033	85-2992794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2370 Corporate Circle Suite 300 Henderson, Nevada	89074
(Address of principal executive offices)	(Zip Code)
(702) 910-3950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PIII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PIIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On March 31, 2025, P3 Health Partners Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) at which a quorum was present. Holders of the Company’s Class A common stock, par value $0.0001 per share, and Class V common stock, par value $0.0001 per share, as of the close of business on February 24, 2025, the record date for the Special Meeting, were each entitled to one vote per share. The following are the voting results for the proposals considered and voted upon at the Special Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 3, 2025.
Proposal 1 — Approval of amendments to the Company’s amended and restated certificate of incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s Class A common stock and Class V common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-60, as determined by the Company’s Board of Directors (the “Board”) in its discretion, subject to the Board’s authority to abandon such amendments (“Proposal 1”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
227,773,176	9,377,137	10,925	0
Proposal 2 — Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (“Proposal 2”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
227,648,046	9,484,329	28,863	0
Based on the foregoing votes, Proposals 1 and 2 were approved. No other matters were submitted to or voted on by the Company’s stockholders at the Special Meeting.

Reverse Stock Split
The timing of implementation and final ratio of the Reverse Stock Split will be determined by the Board without further approval or authorization of the Company’s stockholders and will be included in a public announcement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P3 Health Partners Inc.

Date:	April 2, 2025	By:	/s/ Leif Pedersen
Leif Pedersen
Chief Financial Officer